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                                                                 EXHIBIT 21.1


                         BROOKS FIBER PROPERTIES, INC.
                              AND ITS SUBSIDIARIES



NAME OF CORPORATION                                 DOMESTIC    FOREIGN
-------------------                                 --------    -------
ALD Communications, Inc.                            California  Arizona
                                                                Florida
                                                                Illinois
                                                                Maryland
                                                                Michigan
                                                                Minnesota
                                                                Missouri
                                                                New York
                                                                Oregon
                                                                Texas
                                                                Washington

Bittel Telecommunications Corporation               California  Arizona
                                                                California
                                                                D.C.
                                                                Florida
                                                                Georgia
                                                                Hawaii
                                                                Illinois
                                                                Kansas
                                                                Maine
                                                                Maryland
                                                                Michigan
                                                                Missouri
                                                                Nevada
                                                                New Jersey
                                                                New York
                                                                Oklahoma
                                                                Oregon
                                                                Texas
                                                                Utah
                                                                Washington

Brooks Fiber Properties, Inc.                       Delaware    California
                                                                Missouri

BFC Communications, Inc.                            Nevada      California
                                                                Missouri

Brooks Fiber Communications-LD, Inc.                Nevada      California
                                                                Missouri

Brooks Fiber Communications-Midwest, Inc.           Delaware    Missouri

Brooks Fiber Communications-Northeast, Inc.         Delaware    Missouri

Brooks Fiber Communications of Arkansas, Inc.       Delaware    Missouri
                                                                Arkansas

Brooks Fiber Communications of Bakersfield, Inc.    Delaware    Missouri
                                                                California

Brooks Fiber Communications of California, Inc.     Delaware    Missouri

Brooks Fiber Communications of Connecticut, Inc.    Delaware    Missouri
                                                                Connecticut

Brooks Fiber Communications of El Paso, Inc.        Delaware    Missouri
                                                                Texas

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NAME OF CORPORATION                                 DOMESTIC    FOREIGN
-------------------                                 --------    -------

Brooks Fiber Communications of Fresno, Inc.         Delaware    Missouri
                                                                California

Brooks Fiber Communications of Massachusetts, Inc.  Delaware    Missouri
                                                                Massachusetts

Brooks Fiber Communications of Michigan, Inc.       Michigan    Missouri

Brooks Fiber Communications of Mississippi, Inc.    Delaware    Missouri
                                                                Mississippi

Brooks Fiber Communications of Missouri, Inc.       Delaware    Kansas
                                                                Missouri

Brooks Fiber Communications of Nevada, Inc.         Delaware    Missouri
                                                                Nevada

Brooks Fiber Communications of New England, Inc.    Delaware    Missouri

Brooks Fiber Communications of New Mexico, Inc.     Delaware    Missouri
                                                                New Mexico

Brooks Fiber Communications of New York, Inc.       Delaware    Missouri
                                                                New York

Brooks Fiber Communications of Ohio, Inc.           Delaware    Missouri
                                                                Ohio

Brooks Fiber Communications of Oklahoma, Inc.       Delaware    Missouri
                                                                Oklahoma

Brooks Fiber Communications of Rhode Island, Inc.   Delaware    Missouri
                                                                Rhode Island

Brooks Fiber Communications of Sacramento, Inc.     Nevada      Missouri
                                                                California

Brooks Fiber Communications of San Jose, Inc.       Nevada      Missouri
                                                                California

Brooks Fiber Communications of Stockton, Inc.       Delaware    Missouri
                                                                California

Brooks Fiber Communications of Tennessee, Inc.      Delaware    Missouri
                                                                Tennessee

Brooks Fiber Communications of Tucson, Inc.         Delaware    Missouri
                                                                Arizona

Brooks Fiber Communications of Tulsa, Inc.          Delaware    Missouri
                                                                Oklahoma

B.T.C. Real Estate Investments, Inc.                Missouri

BTC Transportation, Inc.                            Delaware

Fibercom of Missouri, Inc.                          Missouri

GLA International, Inc.                             Missouri

J.B. Telecom, Inc.                                  Missouri

Silicon Valley Fiber, L.L.C.                        Delaware    California
                                                                Missouri

Tenant Network Services, Inc.                       California  Missouri